UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

Trinseo PLC

(Exact name of registrant as specified in its charter)

Ireland	001-36473	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

440 East Swedesford Road, Suite 301,

Wayne, Pennsylvania 19087

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on which registered
Ordinary Shares, par value $0.01 per share	TSEOQ	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed, Trinseo PLC (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court,” and such cases, the “Chapter 11 Cases”). The Chapter 11 Cases were commenced to conduct a comprehensive restructuring of the Company’s capital structure (the “Restructuring Transactions”) through a joint prepackaged plan of reorganization (the “Plan”) pursuant to a Restructuring Support Agreement, dated as of May 13, 2026 with majorities of senior lenders (the “Restructuring Support Agreement”). As previously disclosed by the Company, the Plan provides for fully committed debtor-in-possession financing as well as exit financing. On May 28, 2026, certain of the Debtors entered into two debtor-in-possession credit facilities (together, the “DIP Facilities”) providing for a total of $142.5 million of new money funding, as described further below. On May 29, 2026, certain of the Debtors also entered into an amendment and restatement of the Company’s existing $150 million accounts receivable securitization program. The DIP Facilities and the amended and restated securitization facility were put in place to provide the Debtors with operating liquidity during the Chapter 11 Cases, as described below.

Additional Information on the Chapter 11 Cases. Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company’s claims agent, Kroll Inc., at https://restructuring.ra.kroll.com/trinseo, or by contacting Kroll Inc. at (888) 401-9681 (toll-free) and (332) 232-3252 (international). Additional information regarding the restructuring is available at www.StrengtheningTrinseo.com. The documents and other information available via these websites are not part of this Current Report and shall not be deemed incorporated herein. The Company intends to use these websites, in addition to its investor relations website, press releases, SEC filings and other public communications, as a means of disclosing certain material, non-public information and complying with certain applicable disclosure obligations.

Item 1.01 Entry into a Material Definitive Agreement.

OpCo DIP Credit Agreement

On May 28, 2026, Trinseo Luxco S.à r.l., as holdings, Trinseo Holding S.à r.l. and Trinseo Materials Finance, Inc. (together, the “OpCo Borrowers”), as borrowers, the guarantors party thereto from time to time, the lenders party thereto from time to time (the “OpCo DIP Lenders”), and Deutsche Bank AG New York Branch, as administrative agent and collateral agent, entered into a Senior Secured Super-Priority Debtor-In-Possession Credit Agreement (the “OpCo DIP Credit Agreement”), providing for a senior secured super-priority priming term loan debtor-in-possession credit facility in an aggregate principal amount of $270.0 million (the “OpCo DIP Facility”).

The OpCo DIP Facility consists of:

•	new money term loan commitments in an aggregate principal amount of $90.0 million, of which $60.0 million was drawn in a single borrowing on the closing date; and

•	a roll-up facility pursuant to which up to $180.0 million of aggregate principal amount of prepetition super-priority revolving loan obligations (including accrued and unpaid interest thereon), held by the OpCo DIP Lenders will be deemed “rolled up” and converted into term loans under the OpCo DIP Facility consisting of roll-up term loans (2026 bridge) and roll-up term loans (rev), on a cashless basis at a ratio of two dollars of roll-up term loans for every one dollar of new money commitments funded.

Approximately $34.0 million of undrawn letters of credit outstanding as of the closing date were deemed issued under the OpCo DIP Credit Agreement at closing. Any drawings under such letters of credit will be deemed to be an additional borrowing of roll-up term loans that increases the outstanding principal amount of roll-up term loans (rev) under the OpCo DIP Facility by a corresponding amount.

The new money term loans under the OpCo DIP Facility bear interest at a rate per annum equal to SOFR (subject to a floor of 3.00%) plus 9.00%, payable in cash. The roll-up term loans (2026 bridge) bear interest at a rate per annum equal to SOFR (subject to a floor of 3.00%) plus 9.00%, payable in cash. The roll-up term loans (rev) under the OpCo DIP Facility bear interest at a rate per annum equal to SOFR (subject to a floor of 0.00%) plus 2.25%, payable in cash.

The OpCo DIP Facility is subject to a commitment fee, which was paid in kind in full at closing, and a put option premium, which is payable in kind on each date that new money term loans are funded.

The OpCo DIP Facility matures on the earliest to occur of:

•	May 28, 2027,

•	the effective date of a chapter 11 plan,

•	the acceleration of the outstanding term loans and termination of commitments,

•	certain other customary events set forth in the OpCo DIP Credit Agreement, and

•	the closing of a sale of all or substantially all assets or equity of the loan parties (other than to another loan party).

The OpCo DIP Facility is subject to a minimum liquidity covenant requiring liquidity of not less than $100.0 million, tested weekly, and a disbursements variance covenant requiring total actual operating disbursements not to exceed total budgeted operating disbursements (subject to certain exceptions) by more than 17.5% over applicable testing periods. The Chapter 11 Cases are also subject to certain milestones, including deadlines for entry of the final DIP order and confirmation of the Plan.

The proceeds of the OpCo DIP Facility may be used to:

•	roll up amounts outstanding under the prepetition revolving loan obligations,

•	make adequate protection payments,

•	pay the fees, expenses, and administrative costs of the Chapter 11 Cases,

•	pay obligations arising from or related to the carve-out,

•	pay prepetition obligations as approved by the Bankruptcy Court, and

•	fund working capital and other general corporate needs and purposes of the OpCo Borrowers and certain of their affiliates, in each case in accordance with the OpCo DIP Credit Agreement and the applicable debtor-in-possession orders of the Bankruptcy Court (the “DIP Orders”), including an approved budget, subject to permitted variances.

The obligations under the OpCo DIP Facility are guaranteed by each guarantor party thereto and secured by liens on substantially all assets of the OpCo Borrowers and guarantors, subject to certain exceptions, and constitute super-priority administrative expense claims under section 364(c) of the Bankruptcy Code. The OpCo DIP Credit Agreement contains representations and warranties, affirmative and negative covenants, and events of default customary for debtor-in-possession financings of this type.

Super-Holdco DIP Credit Agreement

On May 28, 2026, the Company, as parent, Trinseo NA Finance LLC, as holdings, Trinseo Luxco Finance SPV S.à r.l. and Trinseo NA Finance SPV LLC (together, the “SHC Borrowers”), as borrowers, the guarantors party thereto from time to time, the lenders party thereto from time to time (the “SHC DIP Lenders”), and Alter Domus (US) LLC, as administrative agent and collateral agent, entered into a Senior Secured Super-Priority Debtor-In-Possession HoldCo Credit Agreement (the “Super-Holdco DIP Credit Agreement”), providing for a senior secured super-priority priming term loan debtor-in-possession credit facility in an aggregate principal amount of $157.5 million (the “Super-Holdco DIP Facility”).

The Super-Holdco DIP Facility consists of:

•	new money term loan commitments in an aggregate principal amount of $52.5 million, of which $35.0 million was drawn in a single borrowing on the closing date; and

•	a roll-up facility pursuant to which $105.0 million of aggregate principal amount of prepetition first lien term loan obligations (including accrued and unpaid interest thereon) held by the SHC DIP Lenders will be deemed “rolled up” and converted into term loans under the Super-Holdco DIP Facility, on a cashless basis at a ratio of two dollars of roll-up term loans for every one dollar of new money commitments funded.

The new money term loans under the Super-Holdco DIP Facility bear interest at a rate per annum equal to SOFR (subject to a floor of 3.00%) plus 9.00%, payable in cash. The roll-up term loans under the Super-Holdco DIP Facility bear interest at a rate per annum equal to SOFR (subject to a floor of 3.00%) plus 8.50%, payable in cash.

The Super-Holdco DIP Facility is subject to a commitment fee, which was paid in kind in full at closing, and a put option premium, which is payable in kind on each date that new money term loans are funded.

The Super-Holdco DIP Facility matures on the earliest to occur of:

•	May 28, 2027,

•	the effective date of a chapter 11 plan,

•	the acceleration of the outstanding term loans and termination of commitments,

•	certain other customary events set forth in the Super-Holdco DIP Credit Agreement, and

•	the closing of a sale of all or substantially all assets or equity of the loan parties (other than to another loan party).

The Super-Holdco DIP Facility is subject to a minimum liquidity covenant requiring liquidity of not less than $25.0 million, tested weekly, and a disbursements variance covenant requiring total actual operating disbursements not to exceed total budgeted operating disbursements (subject to certain exceptions) by more than 17.5% over applicable testing periods. The Chapter 11 Cases are also subject to certain milestones, including deadlines for entry of the final DIP order and confirmation of the Plan.

The proceeds of the Super-Holdco DIP Facility may be used to:

•	roll up amounts outstanding under the prepetition first lien secured obligations,

•	make adequate protection payments,

•	pay the fees, expenses, and administrative costs of the Chapter 11 Cases,

•	pay obligations arising from or related to the carve-out,

•	pay prepetition obligations as approved by the Bankruptcy Court, and

•	fund working capital and other general corporate needs and purposes of the SHC Borrowers and certain of their affiliates, in each case in accordance with the Super-Holdco DIP Credit Agreement and the applicable DIP Orders (including an approved budget, subject to permitted variances).

The obligations under the Super-Holdco DIP Facility are guaranteed by each guarantor party thereto and secured by liens on substantially all assets of the SHC Borrowers and guarantors, subject to certain exceptions, and constitute super-priority administrative expense claims under section 364(c) of the Bankruptcy Code. The Super-Holdco DIP Credit Agreement contains representations and warranties, affirmative and negative covenants, and events of default customary for debtor-in-possession financings of this type.

The foregoing descriptions of the OpCo DIP Credit Agreement and the Super-Holdco DIP Credit Agreement included in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the complete terms of the OpCo DIP Credit Agreement and the Super-Holdco DIP Credit Agreement, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and which are incorporated herein by reference.

Accounts Receivable Securitization Facility

In connection with the Chapter 11 Cases and the DIP Facilities, on May 29, 2026, Styron Receivables Funding Designated Activity Company, a company incorporated in Ireland (the “AR Borrower”), Trinseo Ireland Global IHB Limited, as investment manager, the lenders party thereto, GLAS USA LLC, as administrative agent, and GLAS Americas LLC, as collateral agent, entered into an Amendment and Restatement Agreement (the “Amendment and Restatement Agreement”), which amends and restates the Credit and Security Agreement, dated as of July 18, 2024 (as amended and restated, the “AR Credit Agreement”). The AR Credit Agreement provides for a non-recourse revolving credit facility in an aggregate amount of up to $150.0 million (the “AR Facility”), collateralized by certain trade receivables generated by certain of the Company’s Swiss, German, Dutch and U.S. subsidiaries (the “Originators”).

Advances under the AR Credit Agreement bear interest at a rate per annum equal to Term SOFR (subject to a floor of 2.00%) plus 6.00%, payable in cash. The AR Facility incurs interest on a minimum of $75,000,000 of advances irrespective of actual amounts outstanding. The AR Borrower is also required to pay an unused facility fee on a portion of the unfunded revolving commitments, as well as ongoing agent fees and servicing fees.

The AR Facility matures on the earliest to occur of:

•	May 29, 2027,

•	the date the Debtors exit the Chapter 11 Cases under a chapter 11 plan, and

•	the occurrence of an amortization event as set forth in the AR Credit Agreement.

The proceeds of the AR Facility may be used to:

•	refinance the obligations under the existing credit and security agreement,

•	finance the purchase of eligible receivables,

•	pay transaction expenses, interest, fees and other amounts due under the AR Credit Agreement and the other transaction documents, and

•	repay the subordinated junior loan note.

The obligations under the AR Facility are secured by a first-priority security interest in substantially all of the AR Borrower’s assets, including all pool receivables, related security, collections, collection accounts and other transaction accounts, and all proceeds of any of the foregoing. The AR Credit Agreement contains representations, warranties, affirmative and negative covenants, and amortization events customary for receivables securitization facilities of this type, including but not limited to a cross-default to the Company’s and its subsidiaries’ other material indebtedness.

As part of exit financing contemplated by the Plan, the Restructuring Support Agreement provides that, on the effective date of a chapter 11 plan, the AR Facility will be converted into, or refinanced by, an exit accounts receivable securitization facility on terms and conditions to be agreed upon by the Debtors and the creditor parties.

The foregoing description of the Amendment and Restatement Agreement and the AR Credit Agreement included in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Amendment and Restatement Agreement (including the AR Credit Agreement attached thereto as Exhibit A), a copy of which is attached hereto as Exhibit 10.3, and which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 above is also responsive to this Item 2.03 and is hereby incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the DIP Facilities, the AR Facility, the Restructuring Transactions, the Chapter 11 Cases, the Plan, debtor-in-possession financing, accounts receivable securitization financing, the Company’s financial position, and the Company’s ability to continue operating in the ordinary course. These forward-looking statements are based upon current expectations and involve risks and uncertainties, including the Company’s ability to consummate the Restructuring Transactions on the terms contemplated by the Restructuring Support Agreement and the term sheet attached thereto or at all; negotiate, execute and perform definitive documents; obtain entry of the final DIP Orders and Bankruptcy Court confirmation of the Plan; obtain and consummate exit financing; satisfy or waive conditions to the effective date of the Plan, including any required governmental or regulatory approvals and Irish law implementation steps; satisfy borrowing base and other conditions to continued availability under the AR Facility; maintain the AR Facility and the related receivables securitization structure during the Chapter 11 Cases; and manage its business during the Chapter 11 Cases. Additional information and key risks applicable to these statements are described in the Company’s Annual Report on Form 10-K, under Part I, Item 1A — “Risk Factors,” and elsewhere in the Company’s other reports, filings and furnishings made with the U.S. Securities and Exchange Commission from time to time. All forward-looking statements in this Current Report on Form 8-K are qualified by these cautionary statements, and actual results or developments may differ materially from those in these forward-looking statements. The Company assumes no obligation to publicly update or revise any forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1+	Senior Secured Super-Priority Debtor-In-Possession Credit Agreement, dated as of May 28, 2026, by and among Trinseo Luxco S.à r.l., as holdings, Trinseo Holding S.à r.l. and Trinseo Materials Finance, Inc., as borrowers, the guarantors party thereto from time to time, the lenders party thereto from time to time, and Deutsche Bank AG New York Branch, as administrative agent and collateral agent

10.2+	Senior Secured Super-Priority Debtor-In-Possession HoldCo Credit Agreement, dated as of May 28, 2026, by and among Trinseo PLC, as parent, Trinseo NA Finance LLC, as holdings, Trinseo Luxco Finance SPV S.à r.l. and Trinseo NA Finance SPV LLC, as borrowers, the guarantors party thereto from time to time, the lenders party thereto from time to time, and Alter Domus (US) LLC, as administrative agent and collateral agent

10.3+^	Amendment and Restatement Agreement, dated as of May 29, 2026, by and among Styron Receivables Funding Designated Activity Company, as borrower, Trinseo Ireland Global IHB Limited, as investment manager, the lenders party thereto, GLAS USA LLC, as administrative agent, and GLAS Americas LLC, as collateral agent (including the Amended and Restated Credit and Security Agreement attached thereto as Exhibit A)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Certain of the schedules and attachments to this exhibit have been omitted pursuant to Regulation S-K, Item 601(a)(5). The registrant hereby undertakes to provide further information regarding such omitted materials to the SEC upon request.

^	Certain portions of this exhibit have been redacted in accordance with Regulation S-K, Item 601(b)(10).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO PLC

	By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Executive Vice President and Chief Financial Officer

Date: June 1, 2026